Phoenix Investment Partners

                                                      DECEMBER 31, 1998

ANNUAL REPORT

                                                      Phoenix Strategic
                                                      Allocation Fund, Inc.



[LOGO] PHOENIX
       INVESTMENT PARTNERS

             Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this report for the Phoenix Strategic Allocation Fund for the 12 months ended December 31, 1998.

  After months of unprecedented volatility, the U.S. stock market ended 1998 up 28.8%, as measured by the S&P 500 Index(1). The "bear market" of 1998 (October's 20% correction) will be remembered as the shortest on record. Fixed-income markets also experienced some difficult times. Not since 1990 were bond investors punished so severely for owning anything other than U.S. government securities.

  During such market extremes, it is important to keep a long-term perspective. We believe that by remaining true to our investment discipline, we will continue to add value for our shareholders over the long term. Of course, past performance is not a guarantee of future results.

  On the following pages, your Fund's portfolio management team discuss their investment strategy and provide their outlook for the next six months. We hope you find their comments informative. If you have any questions, please contact your financial advisor or call us at 1-800-243-4361.

Sincerely,

/s/ Philip R McLoughlin

Philip R McLoughlin

JANUARY 28, 1999

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PHOENIX STRATEGIC ALLOCATION FUND, INC.

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking long-term appreciation through investments in a combination of common stocks and fixed-income securities, including foreign and high-yield debt issues. Investors should note that foreign investing involves special risks, such as currency fluctuations, less public disclosure, and economic and political risks, and high yielding fixed-income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding fixed-income securities.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR?

A: For the 12 months ended December 31, 1998, the Fund's Class A shares returned 20.38% and Class B shares returned 19.53% compared with an average return of 14.20% for a peer universe of 207 flexible portfolio funds, according to Lipper Inc. A composite benchmark index comprised of 55% of the return for the S&P 500 Index(1), 35% of the return for the Lehman Brothers Aggregate Bond Index(2) and 10% of the return of the 90-day T-bill(3) returned 19.67% and the S&P 500 Index returned 28.76% for the same period. The performance benchmark was changed to a composite index because this more accurately represents the Fund's asset mix than does the S&P 500 Index, the Fund's previous benchmark. All performance figures assume reinvestment of distributions and are net of sales charges.

Q: GIVEN THE FUND'S STRONG RELATIVE PERFORMANCE OVER THIS LATEST REPORTING PERIOD, BRIEFLY DESCRIBE HOW THE EQUITY PORTION OF THE PORTFOLIO WAS POSITIONED DURING 1998.

A: Last year was marked by a large disparity in returns between asset classes. Small-capitalization stocks continued to underperform, and profitability at many cyclical companies came under pressure due to weakness in the international markets and falling commodity prices. Recognizing these trends, we focused our stock selection on large-capitalization companies with predictable revenue streams and a domestic focus. The Fund's heavy bias towards large-cap names and its overweighting in the health-care, consumer staples, and technology sectors were the primary drivers for our strong performance during 1998.

Q: HOW DID THE FIXED-INCOME PORTION OF THE FUND FARE OVER THE YEAR?

A: With respect to the fixed-income portion of the Fund, the interest rate roller coaster ride of 1997 (with rates starting out at 6.64%, peaking at 7.15%, and ending at 5.92%) turned into a "yield ride" in 1998, as many fixed-income investors began the year reaching for yield in both domestic high-yield securities and lower quality foreign bonds. Despite the favorable backdrop of a moderate, stable U.S. economy and historically low rates, this strategy began to lose favor as global uncertainty caused investor sentiment to shift in the second half of the year toward a preference for the safety and liquidity of U.S.

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BOND MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THE 90-DAY T-BILL IS A COMMONLY USED MEASURE OF SHORT-TERM DEBT TOTAL RETURN PERFORMANCE.

Treasuries. With the benefit of three swift rate cuts by the Federal Reserve Board, the markets began to calm in the fourth quarter, and the 30-year U.S. Treasury bond closed out the year at 5.09%. While the most recent CPI figures indicate that U.S. inflation remains benign at a modest 1.6% annualized rate -- a slight slowdown from 1997's 1.7% rate -- the mood in the bond market remains tenuous.

    While we are not pleased with our fixed-income results, they can be explained by a "flight to quality" of unprecedented magnitude. As stated earlier, the U.S. Treasury sector was the best performing sector in 1998. While market environments such as this happen relatively infrequently, they penalize managers such as ourselves that have a significant underweighting to U.S. Treasuries. It is noteworthy that since 1980 there was only one occurrence where U.S. Treasuries were the best performing bond market sector two years in a row. During this difficult time, we remained true to our discipline and remained fully allocated to those sectors we believed were the most attractive from a risk-reward perspective. We believe that this is the most prudent manner in which to manage assets particularly during extreme market moves.

Q: WHAT IS YOUR OUTLOOK AND HOW IS THE FUND POSITIONED TO REFLECT THESE VIEWS?

A: As we enter 1999, the stock market and U.S. economy continue to be strong. Despite some weakness in exports and the manufacturing sector, robust consumer spending has made the U.S. economy the strongest in the industrialized world. Recent data on employment, personal income, consumer spending, and consumer confidence are all encouraging. Yet, there is a fundamental disconnect between the economy and corporate profits. Profits for 1998 were about flat with 1997, and we expect only slight improvement this year. This tough earnings environment over the past year benefited steady growth groups, such as health-care and communication services. We don't see this changing for the foreseeable future. Actually, we see the torrid pace of economic growth slowing somewhat in 1999.

    Overall, we remain cautiously optimistic on the stock market. While we expect corporate profits to remain under pressure, this current environment of benign inflation and historically low interest rates should continue to be a positive catalyst for financial assets. After four straight years of double-digit gains, it is also likely that we will see more normalized (single-digit) returns for U.S. equities in 1999. Lastly, we believe that the financial markets will remain volatile over the near term, as there are still many crosscurrents at work in the global financial systems.

    Although we anticipate a modest slowdown in the U.S. economy, we do not expect the recession that seems going forward, to be factored into the domestic high-yield market currently. We do expect that this sector's defaults will pick up in 1999; however, the level being priced into the market is extremely high. Our holdings in this area represent a diversified group of securities in industries with good fundamentals, and solid underlying businesses. In addition, we have some small exposure to U.S. dollar-denominated below investment-grade foreign holdings. This sector remains among the most attractive from a risk-reward perspective. We own debt securities of countries that have good fundamentals and more stable political situations.

    We believe the fixed-income portion of the Fund is well structured to take advantage of current market conditions, and we will continue to emphasize the credit-sensitive sectors given their very favorable valuations. The market is paying investors a large yield premium or yield advantage as compensation for taking risk. Priced into this premium is much bad news. For those investors willing and able to be patient and discerning, we believe these factors present outstanding opportunities.

                                                                JANUARY 25, 1999

Phoenix Strategic Allocation Fund, Inc.
AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/98

                                                                        INCEPTION     INCEPTION
                                          1 YEAR  5 YEARS   10 YEARS   TO 12/31/98       DATE
                                          ------  -------   --------   -----------   ------------
Class A Shares at NAV(2)                   20.38%  12.80%     13.48%      --              --
Class A Shares at POP(3)                   14.67   11.71      12.93       --              --
Class B Shares at NAV(2)                   19.53    --        --          15.22%         10/24/94
Class B Shares with CDSC(4)                15.69    --        --          14.93          10/24/94
Lipper Analytical Services Flexible
  Portfolio Index(6)                       16.55   13.69      13.02       16.88          10/31/94
S&P 500 Index(7)                           28.76   24.15      19.22       29.12          10/24/94
Balanced Benchmark(8)                      19.67   16.29      14.46       19.50          10/31/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(6) The Lipper Analytical Services Flexible Portfolio Index is an average of the largest mutual funds within the flexible portfolio category; the 5 and 10 year returns are derived from compounding the yearly returns. Performance is based on the reinvestment of all distributions and does not reflect the effects of sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
(8) The Balanced Benchmark is a composite index made up of 55% of the S&P 500 Index return, 35% of the Lehman Brothers Aggregate Bond Index return and 10% of the 90-day Treasury bill return. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PHOENIX STRATEGIC                              LIPPER ANALYTICAL
             ALLOCATION FUND, INC.           S&P 500         SERVICES FLEXIBLE       BALANCED
                   CLASS A(5)                INDEX(7)        PORTFOLIO INDEX(6)     BENCHMARK(8)
12/30/1988         $ 9,525.00               $10,000.00          $10,000.00          $10,000.00
12/29/1989         $11,275.49               $13,143.49          $11,725.08          $12,312.04
12/31/1990         $11,777.03               $12,723.63          $11,834.86          $12,595.30
12/31/1991         $15,148.16               $16,609.89          $15,027.78          $15,488.25
12/31/1992         $16,711.25               $17,887.30          $15,880.20          $16,608.63
12/31/1993         $18,464.85               $19,676.05          $17,903.98          $18,144.34
12/30/1994         $18,048.23               $19,936.37          $17,426.38          $18,179.16
12/29/1995         $21,339.28               $27,413.96          $21,537.75          $23,129.04
12/31/1996         $23,213.71               $33,787.07          $24,564.00          $26,444.46
12/31/1997         $28,014.66               $45,063.71          $29,177.75          $32,249.49
12/31/1998         $33,733.35               $58,022.45          $34,006.77          $38,592.09


This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/88 for Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS    12/31/98
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                      24%
Consumer Staples                19%
Health-Care                     18%
Financials                      14%
Communication Services           9%
Capital Goods                    7%
Consumer Cyclicals               6%
Other                            3%

Phoenix Strategic Allocation Fund, Inc.

 TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)

    1.  Intel Corp.                                                    3.0%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
    2.  International Business Machines Corp.                          2.6%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    3.  AirTouch Communications, Inc.                                  2.5%
        PROVIDES WIRELESS TELECOMMUNICATIONS AND PAGING SERVICES
    4.  Microsoft Corp.                                                2.4%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    5.  Pfizer, Inc.                                                   2.4%
        PRODUCES AND DISTRIBUTES PROPRIETARY HEALTH-RELATED ITEMS
    6.  Bristol-Myers Squibb Co.                                       2.0%
        COMPREHENSIVE HEALTH-CARE COMPANY
    7.  General Electric Co.                                           2.0%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER
    8.  Safeway, Inc.                                                  1.9%
        OPERATES A CHAIN OF FOOD AND DRUG STORES
    9.  Compuware Corp.                                                1.8%
        DEVELOPS AND MARKETS PROGRAMMING AND APPLICATION PRODUCTIVITY
        SOFTWARE
   10.  Warner-Lambert Co.                                             1.8%
        MAKES CONSUMER HEALTH-CARE PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 1998

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------  ---------   -------------
U.S. GOVERNMENT SECURITIES--9.8%
U.S. TREASURY BONDS--0.4%
U.S. Treasury Bonds 6.125%, 11/15/27....      AAA      $   1,250   $   1,396,697
U.S. TREASURY NOTES--9.4%
U.S. Treasury Notes 5.375%, 1/31/00.....      AAA          8,000       8,062,248
U.S. Treasury Notes 5.50%, 2/29/00......      AAA          7,000       7,067,089
U.S. Treasury Notes 4.50%, 9/30/00......      AAA          1,525       1,522,386
U.S. Treasury Notes 5.50%, 1/31/03......      AAA          5,000       5,145,245
U.S. Treasury Notes 5.75%, 4/30/03......      AAA          1,250       1,300,395
U.S. Treasury Notes 5.25%, 8/15/03......      AAA          2,503       2,566,148
U.S. Treasury Notes 5.50%, 2/15/08......      AAA          2,275       2,410,570
U.S. Treasury Notes 5.625%, 5/15/08.....      AAA          2,831       3,021,112
                                                                   -------------
                                                                      31,095,193
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $32,042,589)                                         32,491,890
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--0.2%

GNMA 6.50%, 6/15/28.....................      AAA            596         602,468
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $593,132)                                               602,468
--------------------------------------------------------------------------------

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------  ---------   -------------
MUNICIPAL BONDS--4.3%

CALIFORNIA--2.0%
California State Department Water
Resources Revenue Series S 5%,
12/1/29.................................      AA       $     325   $     321,343

Kern County Pension Obligation Revenue
Taxable 7.26%, 8/15/14..................      AAA          1,700       1,878,500

Long Beach Pension Obligation Taxable
6.87%, 9/1/06...........................      AAA            950       1,020,062

Los Angeles County Public Works 5.125%,
12/1/29.................................      AAA            495         498,094

San Bernardino County Pension Obligation
Revenue Taxable 6.87%, 8/1/08...........      AAA            455         489,694

San Bernardino County Pension Obligation
Revenue Taxable 6.94%, 8/1/09...........      AAA          1,240       1,343,850

Ventura County Pension Obligation
Taxable 6.54%, 11/1/05..................      AAA          1,100       1,156,375
                                                                   -------------
                                                                       6,707,918
                                                                   -------------

FLORIDA--1.6%
Florida State Department of
Transportation Series A 5%, 7/1/27......      AA+            400         397,500

6                      See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------  ---------   -------------
FLORIDA--CONTINUED
Miami Beach Special Obligation Revenue
Taxable 8.60%, 9/1/21...................      AAA      $   3,600   $   4,113,000

University of Miami Revenue Taxable
Series A 7.65%, 4/1/20..................      AAA            595         637,394
                                                                   -------------
                                                                       5,147,894
                                                                   -------------

MASSACHUSETTS--0.1%
Massachusetts State Water Resources
Authority Revenue Series D 5%, 8/1/24...      AAA            400         395,000

NEW YORK--0.4%
New York State Dormitory Authority
Revenue Taxable 6.90%, 4/1/03...........     BBB+            600         625,500

New York State Environmental Facilities
Corp. Revenue Taxable 6.70%, 3/15/08....      AAA            600         637,500
                                                                   -------------
                                                                       1,263,000
                                                                   -------------

TEXAS--0.2%
Houston Water & Sewer System Revenue
Refunding, Jr. Lien, Series D 5%,
12/1/25.................................      AAA            495         485,100

Texas State General Obligation Series B
5.25%, 10/1/08(g).......................      AA             200         216,500
                                                                   -------------
                                                                         701,600
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $13,479,135)                                         14,215,412
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--1.6%
AESOP Funding II LLC 97-1, A2 144A
6.40%, 10/20/03(d)......................      AAA          1,600       1,636,000

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02........................      A+             600         606,000

Copelco Capital Funding Corp. 98-A, A3
5.78%, 8/15/01..........................      AAA          1,250       1,251,563

Fleetwood Credit Corp. Grantor Trust
96-B, A 6.90%, 3/15/12..................      AAA            514         521,205

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------  ---------   -------------

Green Tree Financial Corp. 96-2, M1
7.60%, 4/15/27..........................      AA-      $   1,150   $   1,193,484
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,114,302)                                           5,208,252
--------------------------------------------------------------------------------
CORPORATE BONDS--1.2%

COMPUTERS (SOFTWARE & SERVICES)--0.1%
Computer Associates International Series
B 6.375%, 4/15/05.......................      A-             435         428,475

HEALTH CARE (DIVERSIFIED)--0.2%
Tenet Healthcare Corp. 144A 8.125%,
12/1/08(d)..............................      BB-            600         621,750

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
Boston Scientific Corp. 6.625%,
3/15/05.................................      BBB            650         613,437

MANUFACTURING (DIVERSIFIED)--0.2%
Tyco International Group SA 6.375%,
6/15/05.................................      A-             750         762,187

PAPER & FOREST PRODUCTS--0.1%
Buckeye Cellulose Corp. 9.25%,
9/15/08.................................      BB-            350         363,563

RETAIL (FOOD CHAINS)--0.2%
Meyer (Fred), Inc. 7.45%, 3/1/08........      BB+            525         568,313

TRUCKS & PARTS--0.2%
Cummins Engine, Inc. 6.45%, 3/1/05......     BBB+            475         463,719
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $3,774,454)                                           3,821,444
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--2.7%

CS First Boston Mortgage Securities
Corp. 95-AEW1, B 7.182%, 11/25/27.......      AA-          1,770       1,766,984

First Union Lehman Bros. 97-C1, B 7.43%,
4/18/07.................................     Aa(c)           600         648,562

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26.................      AA             243         246,313

Lehman Large Loan 97-LLI, B 6.95%,
3/12/07.................................      AA             725         763,063

                       See Notes to Financial Statements                       7

Phoenix Strategic Allocation Fund, Inc.

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------  ---------   -------------
Nationslink Funding Corp. 96-1, B 7.69%,
12/20/05................................      AA       $     325   $     346,430

Residential Asset Securitization Trust
96-A8, A1 8%, 12/25/26..................      AAA            136         136,526

Residential Funding Mortgage Securities
I 96-S1, A11 7.10%, 1/25/26.............      AAA          1,500       1,509,375

Residential Funding Mortgage Securities
I 96-S4, M1 7.25%, 2/25/26..............      AA             485         487,467
Structured Asset Securities Corp. 93-C1,
6.60%, 10/25/24.........................      A+           1,275       1,279,090
Structured Asset Securities Corp. 95-C4,
B 7%, 6/25/26...........................      AA           1,850       1,867,344
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $8,877,628)                                           9,051,154
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--2.1%

ARGENTINA--0.3%
Republic of Argentina Bearer FRB 6.188%,
3/31/05(e)..............................     BBB-            780         667,071
Republic of Argentina 9.75%, 9/19/27....     BBB-            340         304,470
                                                                   -------------
                                                                         971,541
                                                                   -------------

BRAZIL--0.2%
Republic of Brazil NMB-L Bearer 6.188%,
4/15/09(e)..............................      B+             875         483,985

BULGARIA--0.1%
Republic of Bulgaria FLIRB Series A
Bearer Euro 2.50%, 7/28/12(e)...........     B(c)            580         333,500
COLOMBIA--0.2%
Republic of Colombia Yankee 7.25%,
2/23/04.................................     BBB-            750         639,375
CROATIA--0.2%
Croatia Series B 6.563%, 7/31/06(e).....     BBB-            362         293,148
Croatia Series A 6.563%, 7/31/10(e).....     BBB-            420         336,000
                                                                   -------------
                                                                         629,148
                                                                   -------------

KOREA--0.2%
Republic of Korea 8.875%, 4/15/08.......      BB+            735         757,050

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------  ---------   -------------

MEXICO--0.3%
United Mexican States Global Bond
11.50%, 5/15/26.........................      BB       $     870   $     926,985

PANAMA--0.2%
Republic of Panama 8.875%, 9/30/27......      BB+            715         675,675

PERU--0.1%
Peru PDI 4%, 3/7/17(e)..................      BB             540         341,550

POLAND--0.3%
Poland PDI Bearer 5%, 10/27/14(e).......     BBB-          1,125       1,053,984
--------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $7,214,102)                                           6,812,793
--------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--0.6%

ARGENTINA--0.0%
Compania de Radiocomunicaciones Moviles
SA 144A 9.25%, 5/8/08(d)................      BBB            200         185,000

CHILE--0.2%
Compania Sud Americana de Vapores SA
7.375%, 12/8/03.........................      BBB            200         181,000

Petropower I Funding Trust 144A 7.36%,
2/15/14(d)..............................      BBB            500         421,875
                                                                   -------------
                                                                         602,875
                                                                   -------------

JAPAN--0.3%
IBJ Preferred Capital Co. LLC 144A
8.79%, 12/29/49(d)(e)...................    Baa(c)           620         534,166

SB Treasury Co. LLC 144A 9.40%,
12/29/49(d)(e)..........................      BB+            620         590,076
                                                                   -------------
                                                                       1,124,242
                                                                   -------------

POLAND--0.1%
TPSA Finance 144A 7.75%,
12/10/08(d)(f)..........................     BBB-            240         236,700
--------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $2,370,352)                                           2,148,817
--------------------------------------------------------------------------------

8                      See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.

                                                        SHARES         VALUE
                                                       ---------   -------------
COMMON STOCKS--72.9%

BANKS (MAJOR REGIONAL)--2.7%
Bank One Corp...........................                  41,406   $   2,114,294
Mellon Bank Corp........................                  27,600       1,897,500
U.S. Bancorp............................                  34,900       1,238,950
Wells Fargo & Co........................                  93,000       3,714,187
                                                                   -------------
                                                                       8,964,931
                                                                   -------------

BANKS (MONEY CENTER)--0.9%
BankAmerica Corp........................                  51,893       3,120,038
BEVERAGES (ALCOHOLIC)--0.8%
Anheuser-Busch Companies, Inc...........                  38,000       2,493,750

BEVERAGES (NON-ALCOHOLIC)--1.2%
PepsiCo, Inc............................                  98,200       4,020,062
BROADCASTING (TELEVISION, RADIO & CABLE)--3.6%
CBS Corp................................                  37,200       1,218,300
Chancellor Media Corp.(b)...............                  32,900       1,575,087
Clear Channel Communications, Inc.(b)...                  23,100       1,258,950
Fox Entertainment Group, Inc. Class
A(b)....................................                  29,900         753,106
Liberty Media Group Class A(b)..........                  62,050       2,858,178
Tele-Communications, Inc. Class A(b)....                  77,800       4,303,312
                                                                   -------------
                                                                      11,966,933
                                                                   -------------

COMMUNICATIONS EQUIPMENT--0.6%
Tellabs, Inc.(b)........................                  28,000       1,919,750

COMPUTERS (HARDWARE)--2.6%
International Business Machines Corp....                  46,500       8,590,875
COMPUTERS (NETWORKING)--1.2%
Cisco Systems, Inc.(b)..................                  41,650       3,865,641

COMPUTERS (PERIPHERALS)--1.2%
EMC Corp.(b)............................                  45,500       3,867,500

COMPUTERS (SOFTWARE & SERVICES)--8.6%
America Online, Inc.(b).................                  14,800       2,368,000
BMC Software, Inc.(b)...................                  82,800       3,689,775
Compuware Corp.(b)......................                  77,200       6,031,250
Edwards (J.D.) & Co.(b).................                  30,400         862,600
HBO & Co................................                 132,400       3,798,225
Microsoft Corp.(b)......................                  57,400       7,960,662
Oracle Corp.(b).........................                  51,100       2,203,687
Sterling Commerce, Inc.(b)..............                  32,000       1,440,000
                                                                   -------------
                                                                      28,354,199
                                                                   -------------

                                                        SHARES         VALUE
                                                       ---------   -------------

CONSUMER FINANCE--0.9%
Capital One Financial Corp..............                  26,900   $   3,093,500

DISTRIBUTORS (FOOD & HEALTH)--1.1%
Cardinal Health, Inc....................                  49,200       3,733,050

ELECTRICAL EQUIPMENT--2.0%
General Electric Co.....................                  64,300       6,562,619

ELECTRONICS (SEMICONDUCTORS)--3.5%
Intel Corp..............................                  83,700       9,923,681
Micron Technology, Inc..................                  32,800       1,658,450
                                                                   -------------
                                                                      11,582,131
                                                                   -------------

FINANCIAL (DIVERSIFIED)--3.5%
Citigroup, Inc..........................                  69,050       3,417,975
Freddie Mac.............................                  84,200       5,425,637
Morgan Stanley Dean Witter & Co.........                  39,900       2,832,900
                                                                   -------------
                                                                      11,676,512
                                                                   -------------

HEALTH CARE (DIVERSIFIED)--4.2%
Bristol-Myers Squibb Co.................                  50,000       6,690,625
Mylan Laboratories, Inc.................                  46,300       1,458,450
Warner-Lambert Co.......................                  78,300       5,887,181
                                                                   -------------
                                                                      14,036,256
                                                                   -------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--4.8%
Pfizer, Inc.............................                  62,200       7,802,212
Schering-Plough Corp....................                  98,400       5,436,600
Watson Pharmaceuticals, Inc.(b).........                  44,200       2,779,075
                                                                   -------------
                                                                      16,017,887
                                                                   -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.8%
Baxter International, Inc...............                  46,000       2,958,375
Becton, Dickinson and Co................                  24,000       1,024,500
Genzyme Corp. (b).......................                  24,600       1,223,850
Medtronic, Inc..........................                  54,800       4,068,900
                                                                   -------------
                                                                       9,275,625
                                                                   -------------

HOUSEHOLD PRODUCTS (NON-DURABLES)--1.7%
Clorox Co. (The)........................                   8,500         992,906
Colgate-Palmolive Co....................                  13,200       1,225,950
Procter & Gamble Co. (The)..............                  37,300       3,405,956
                                                                   -------------
                                                                       5,624,812
                                                                   -------------

                       See Notes to Financial Statements                       9

Phoenix Strategic Allocation Fund, Inc.

                                                        SHARES         VALUE
                                                       ---------   -------------
INSURANCE (LIFE/HEALTH)--0.5%
UNUM Corp...............................                  26,800   $   1,564,450

INSURANCE (MULTI-LINE)--1.4%
American International Group, Inc.......                  31,500       3,043,688
ReliaStar Financial Corp................                  31,400       1,448,325
                                                                   -------------
                                                                       4,492,013
                                                                   -------------

LODGING-HOTELS--0.4%
Carnival Corp...........................                  25,300       1,214,400

MANUFACTURING (DIVERSIFIED)--1.6%
Tyco International Ltd..................                  68,800       5,190,100

OIL & GAS (DRILLING & EQUIPMENT)--0.4%
Halliburton Co..........................                  15,600         462,150
Schlumberger Ltd........................                  10,100         465,863
Transocean Offshore, Inc................                  15,800         423,638
                                                                   -------------
                                                                       1,351,651
                                                                   -------------

OIL (DOMESTIC INTEGRATED)--1.3%
USX-Marathon Group......................                 139,600       4,205,450
OIL (INTERNATIONAL INTEGRATED)--1.6%
Amoco Corp..............................                  69,300       4,183,988
Conoco, Inc. Class A(b).................                  45,800         956,075
                                                                   -------------
                                                                       5,140,063
                                                                   -------------
RETAIL (BUILDING SUPPLIES)--1.4%
Home Depot, Inc. (The)..................                  75,800       4,638,013
RETAIL (COMPUTERS & ELECTRONICS)--0.3%
Tandy Corp..............................                  23,400         963,788

RETAIL (DRUG STORES)--3.1%
CVS Corp................................                  93,400       5,137,000
Rite Aid Corp...........................                 103,600       5,134,675
                                                                   -------------
                                                                      10,271,675
                                                                   -------------
RETAIL (FOOD CHAINS)--3.1%
Meyer (Fred), Inc.(b)...................                  67,760       4,082,540
Safeway, Inc.(b)........................                 102,800       6,264,375
                                                                   -------------
                                                                      10,346,915
                                                                   -------------

                                                        SHARES         VALUE
                                                       ---------   -------------

RETAIL (GENERAL MERCHANDISE)--0.6%
Wal-Mart Stores, Inc....................                  22,900   $   1,864,919

RETAIL (SPECIALTY)--1.3%
Borders Group, Inc.(b)..................                  52,400       1,306,725
Staples, Inc.(b)........................                  72,050       3,147,684
                                                                   -------------
                                                                       4,454,409
                                                                   -------------

SERVICES (COMMERCIAL & CONSUMER)--0.4%
ServiceMaster Co. (The).................                  57,000       1,257,563

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.5%
AirTouch Communications, Inc.(b)........                 113,800       8,207,825

TELECOMMUNICATIONS (LONG DISTANCE)--2.3%
AT&T Corp...............................                  47,100       3,544,275
MCI WorldCom, Inc.(b)...................                  58,802       4,219,066
                                                                   -------------
                                                                       7,763,341
                                                                   -------------

TELEPHONE--1.6%
BellSouth Corp. ........................                  59,200       2,952,600
SBC Communications, Inc. ...............                  40,500       2,171,813
                                                                   -------------
                                                                       5,124,413
                                                                   -------------

WASTE MANAGEMENT--1.2%
Waste Management, Inc...................                  86,400       4,028,400
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $188,005,498)                                       240,845,459
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.6%

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.6%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)............................                  27,000       1,878,188
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,670,538)                                           1,878,188
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.0%
(IDENTIFIED COST $263,141,730)                                       317,075,877
--------------------------------------------------------------------------------

10                     See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------  ---------   -------------

SHORT-TERM OBLIGATIONS--4.1%

COMMERCIAL PAPER--3.5%
Receivables Capital Corp. 5.15%,
1/4/99..................................     A-1+      $   3,730   $   3,728,399
SBC Communications, Inc. 5.95%,
1/6/99..................................      A-1          2,905       2,902,599

Preferred Receivables Funding 5.17%,
1/7/99..................................      A-1          1,000         999,154

Vermont American Corp. 5.45%, 1/27/99...     A-1+          4,100       4,083,862
                                                                   -------------
                                                                      11,714,014
                                                                   -------------

FEDERAL AGENCY SECURITIES--0.6%
FMC 4.90%, 1/15/99......................                   1,945       1,941,294
--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $13,655,292)                                         13,655,308
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $276,797,022)                                       330,731,185(a)
Cash and receivables, less liabilities--(0.1%)                          (211,849)
                                                                   -------------
NET ASSETS--100.0%                                                 $ 330,519,336
                                                                   -------------
                                                                   -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $57,246,267 and gross depreciation of $4,249,229 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purpose was $277,734,147.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to a value of $4,225,567 or 1.3% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f)  All or a portion segregated as collateral.
(g)  When issued.

                       See Notes to Financial Statements                      11

Phoenix Strategic Allocation Fund, Inc.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $276,797,022)                              $330,731,185
Cash                                                                17,435
Collateral received for securities loaned                        2,427,748
Receivables
  Investment securities sold                                     1,686,465
  Interest and dividends                                         1,334,620
  Fund shares sold                                                 123,215
Prepaid expenses                                                     5,944
                                                              ------------
    Total assets                                               336,326,612
                                                              ------------
LIABILITIES
Payables
  Investment securities purchased                                2,504,906
  Collateral on securities loaned                                2,427,748
  Fund shares repurchased                                          367,387
  Investment advisory fee                                          175,517
  Transfer agent fee                                               118,114
  Distribution fee                                                  74,637
  Financial agent fee                                               24,797
  Directors' fee                                                     5,000
Accrued expenses                                                   109,170
                                                              ------------
    Total liabilities                                            5,807,276
                                                              ------------
NET ASSETS                                                    $330,519,336
                                                              ------------
                                                              ------------
NET ASSETS CONSIST OF:
Capital paid in on shares of common stock                     $274,975,520
Undistributed net investment income                                641,746
Accumulated net realized gain                                      967,907
Net unrealized appreciation                                     53,934,163
                                                              ------------
NET ASSETS                                                    $330,519,336
                                                              ------------
                                                              ------------
CLASS A
Shares of common stock, $1 par value,
  50,000,000 shares authorized (Net Assets $318,846,636)        18,722,960
Net asset value per share                                           $17.03
Offering price per share $17.03/(1-4.75%)                           $17.88
CLASS B
Shares of common stock, $1 par value,
  50,000,000 shares authorized (Net Assets $11,672,700)            692,012
Net asset value and offering price per share                        $16.87

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Interest                                                      $ 6,870,713
Dividends                                                       1,518,382
Security lending                                                   74,507
Foreign taxes withheld                                            (19,483)
                                                              -----------
    Total investment income                                     8,444,119
                                                              -----------
EXPENSES
Investment advisory fee                                         2,049,531
Distribution fee, Class A                                         760,756
Distribution fee, Class B                                         108,294
Financial agent fee                                               205,260
Transfer agent                                                    455,400
Printing                                                           75,464
Custodian                                                          33,623
Professional                                                       29,025
Registration                                                       24,643
Directors                                                          15,052
Miscellaneous                                                      24,488
                                                              -----------
    Total expenses                                              3,781,536
      Custodian fees paid indirectly                               (1,970)
                                                              -----------
    Net Expenses                                                3,779,566
                                                              -----------
NET INVESTMENT INCOME                                           4,664,553
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                16,549,036
Net change in unrealized appreciation (depreciation) on
  investments                                                  37,970,099
                                                              -----------
NET GAIN ON INVESTMENTS                                        54,519,135
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $59,183,688
                                                              -----------
                                                              -----------

12                     See Notes to Financial Statements

Phoenix Strategic Allocation Fund, Inc.

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                            12/31/98        12/31/97
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $   4,664,553   $   5,377,989
  Net realized gain (loss)                   16,549,036      55,056,093
  Net change in unrealized appreciation
    (depreciation)                           37,970,099         166,401
                                          -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               59,183,688      60,600,483
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A             (4,386,234)     (5,272,416)
  Net investment income, Class B                (82,422)       (110,138)
  Net realized gains, Class A               (21,922,429)    (50,054,070)
  Net realized gains, Class B                  (803,938)     (1,756,759)
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (27,195,023)    (57,193,383)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,803,964 and 609,276 shares,
    respectively)                            29,452,632      10,117,463
  Net asset value of shares issued from
    reinvestment of distributions
    (1,395,511 and 3,143,046 shares,
    respectively)                            22,778,819      47,891,238
  Cost of shares repurchased (4,476,479
    and 3,705,438 shares, respectively)     (72,799,537)    (62,577,057)
                                          -------------   -------------
Total                                       (20,568,086)     (4,568,356)
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (83,659
    and 85,000 shares, respectively)          1,329,444       1,421,465
  Net asset value of shares issued from
    reinvestment of distributions
    (50,302 and 112,967 shares,
    respectively)                               813,797       1,704,113
  Cost of shares repurchased (156,318
    and 105,293 shares, respectively)        (2,499,565)     (1,781,004)
                                          -------------   -------------
Total                                          (356,324)      1,344,574
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                            (20,924,410)     (3,223,782)
                                          -------------   -------------
  NET INCREASE IN NET ASSETS                 11,064,255         183,318

NET ASSETS
  Beginning of period                       319,455,081     319,271,763
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME
    OF $641,746 AND $445,183,
    RESPECTIVELY]                         $ 330,519,336   $ 319,455,081
                                          -------------   -------------
                                          -------------   -------------

                       See Notes to Financial Statements                      13

Phoenix Strategic Allocation Fund, Inc.

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS A
                                            ----------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------
                                                  1998           1997           1996           1995           1994
Net asset value, beginning of period        $    15.43     $    15.52     $    15.98     $    14.82     $    15.48
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                    0.25           0.30           0.31           0.45           0.34
  Net realized and unrealized gain
    (loss)                                        2.80           2.81           1.10           2.22          (0.69)
                                                 -----          -----          -----          -----          -----
      TOTAL FROM INVESTMENT OPERATIONS            3.05           3.11           1.41           2.67          (0.35)
                                                 -----          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.24)         (0.30)         (0.29)         (0.52)         (0.31)
  Dividends from net realized gains              (1.21)         (2.90)         (1.58)         (0.99)        (0.001)
                                                 -----          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                        (1.45)         (3.20)         (1.87)         (1.51)        (0.311)
                                                 -----          -----          -----          -----          -----
Change in net asset value                         1.60          (0.09)         (0.46)          1.16          (0.66)
                                                 -----          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD              $    17.03     $    15.43     $    15.52     $    15.98     $    14.82
                                                 -----          -----          -----          -----          -----
                                                 -----          -----          -----          -----          -----
Total return(1)                                  20.38%         20.68%          8.78%         18.23%         (2.26)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $318,847       $308,524       $309,678       $361,526       $335,177

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              1.17%(6)       1.17%          1.21%          1.21%          1.24%
  Net investment income                           1.51%          1.68%          1.78%          2.67%          2.18%
Portfolio turnover                                 144%           355%           275%           184%           225%

                                                                           CLASS B
                                            ----------------------------------------------------------------------
                                                                                                           FROM
                                                                                                        INCEPTION
                                                            YEAR ENDED DECEMBER 31,                      10/24/94
                                            -------------------------------------------------------         TO
                                                  1998           1997           1996           1995      12/31/94
Net asset value, beginning of period        $    15.30     $    15.43     $    15.89     $    14.79     $    14.98
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                    0.12           0.18           0.19           0.30(2)        0.07
  Net realized and unrealized gain
    (loss)                                        2.78           2.77           1.09           2.22          (0.09)
                                                 -----          -----          -----          -----          -----
      TOTAL FROM INVESTMENT OPERATIONS            2.90           2.95           1.28           2.52          (0.02)
                                                 -----          -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.12)         (0.18)         (0.16)         (0.43)         (0.17)
  Dividends from net realized gains              (1.21)         (2.90)         (1.58)         (0.99)            --
                                                 -----          -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                        (1.33)         (3.08)         (1.74)         (1.42)         (0.17)
                                                 -----          -----          -----          -----          -----
Change in net asset value                         1.57          (0.13)         (0.46)          1.10          (0.19)
                                                 -----          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD              $    16.87     $    15.30     $    15.43     $    15.89     $    14.79
                                                 -----          -----          -----          -----          -----
                                                 -----          -----          -----          -----          -----
Total return(1)                                  19.53%         19.74%          7.95%         17.31%         (0.12)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $11,673        $10,931         $9,594         $8,046         $1,328

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              1.92%(6)       1.92%          1.96%          1.97%          2.26%(3)
  Net investment income                           0.75%          0.92%          1.01%          1.88%          1.74%(3)
Portfolio turnover                                 144%           355%           275%           184%           225%

(1)  Maximum sales load is not reflected in total return calculation.
(2)  Computed using average shares outstanding.
(3)  Annualized
(4)  Not annualized

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) For the year ended December 31, 1998, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

14
                       See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Strategic Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to achieve the highest total return consistent with reasonable risk by investing in stocks, bonds and money market instruments. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Directors.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. OPTIONS:

  The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value

PHOENIX STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

G. LOAN AGREEMENTS:

  The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

H. SECURITY LENDING:

  The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (State Street). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by State Street for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At December 31, 1998, the Fund had loaned securities with a market value of $6,497,370 and received collateral of $6,710,176 of which $2,427,748 is cash collateral.

I. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Investment Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion; 0.60% of such value between $1 billion and $2 billion; and 0.55% of such value in excess of $2 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $15,764 for Class A shares and deferred sales charges of $20,989 for Class B shares for the year ended December 31, 1998. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended December 31, 1998, $189,599 was retained by the Distributor, $629,696 was paid to unaffiliated participants and $49,755 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998 at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimums and waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 1998, transfer agent fees were $455,400 of which PEPCO retained $168,459 which is net of the fees paid to State Street.

PHOENIX STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

  At December 31, 1998, PHL and affiliates held 65 Class A shares and 10,834 Class B shares of the Fund with a combined value of $183,877.

3. PURCHASES AND SALES OF SECURITIES

  During the year ended December 31, 1998, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $339,145,810 and $390,899,105, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $66,562,615 and $42,279,409, respectively.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. During the year ended December 31, 1998, the Fund increased undistributed net investment income by $666 and decreased accumulated net realized gains by $666.

TAX INFORMATION NOTICE (UNAUDITED)
LONG-TERM CAPITAL GAINS

  The Fund hereby designates $694,414 as a long-term capital gain dividend.

  For federal income tax purposes, 5.88% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Board of Directors and Shareholders of Phoenix Strategic Allocation Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Strategic Allocation Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 1999

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting in lieu of the Annual Meeting of shareholders of the Phoenix Strategic Allocation Fund, Inc. was held on September 10, 1998 to approve the following matters:

    1. Fix the number of directors at twelve and elect such number as detailed below.

    2. Ratify selection of PricewaterhouseCoopers LLP, independent accountants, as auditors for the fiscal year ending December 31, 1998.

    On the record date for this meeting, there were 19,455,157 shares outstanding and 56.93% of the shares outstanding and entitled to vote were present by proxy.

    NUMBER OF VOTES

                                             FOR      WITHHELD
                                          ---------   ---------
1.  Election of Directors
    Robert Chesek                         10,688,931    387,124
    E. Virgil Conway                      10,701,072    374,983
    Harry Dalzell-Payne                   10,701,962    374,093
    Francis E. Jeffries                   10,701,035    375,020
    Leroy Keith, Jr.                      10,702,162    373,893
    Philip R. McLoughlin                  10,702,162    373,893
    Everett L. Morris                     10,703,323    372,732
    James M. Oates                        10,703,323    372,732
    Calvin J. Pedersen                    10,703,323    372,732
    Herbert Roth, Jr.                     10,703,323    372,732
    Richard E. Segerson                   10,703,323    372,732
    Lowell P. Weicker, Jr.                10,703,323    372,732

                                             FOR       AGAINST     ABSTAIN
                                          ---------   ---------   ---------
2.  PricewaterhouseCoopers LLP            10,611,650     85,650     378,754

PHOENIX STRATEGIC ALLOCATION FUND, INC.
101 Munson Street
Greenfield, Massachusetts 01301

DIRECTORS
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Pierre G. Trinque, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary and Clerk

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574
                                  (option 0)
Investment Strategy Hotline       1-800-243-4361
                                  (option 2)
Marketing Department              1-800-243-4361
                                  (option 3)
Text Telephone                    1-800-243-1926

Internet access:
www.phoenixinvestments.com

  This report is not authorized for distribution to prospective investors in the Phoenix Strategic Allocation Fund, Inc. unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

PHOENIX EQUITY PLANNING CORPORATION                                PRSRT STD
PO Box 2200                                                      U.S. Postage
Enfield CT 06083-2200                                               PAID
                                                               Springfield, MA
[LOGO] PHOENIX                                                  Permit No. 444
       INVESTMENT PARTNERS


                                                                PXP 454 (2/99)